Supplement dated June 2, 2014
to the Prospectuses, as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Growth ETF	05/01/2014
Columbia Select Large Cap Value ETF	05/01/2014
Effective July 18, 2014, Oliver Buckley will no longer be managing the Funds due to his retirement from Columbia Management Investment Advisers, LLC, the Funds’ investment manager. Effective that date, all references to Mr. Buckley contained in the Funds’ Prospectuses and their respective supplements are deleted.
Shareholders should retain this Supplement for future reference.
SUP000_00_009_(06/14)